LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

Lincoln Investor Advantage® Pro Variable Annuity
Lincoln Investor Advantage® Pro Advisory Variable Annuity
Lincoln Investor Advantage® Pro Advisory Choice Variable Annuity

Supplement dated August 3, 2022 to the Prospectus dated May 1, 2022

This Supplement to your prospectus outlines important changes that become effective on and after October 17, 2022.  These changes are related to:

a) Appendix A – Funds Available Under The Contract; and
b) Appendix B – Investment Requirements.

All other provisions outlined in your variable annuity prospectus remain unchanged. This Supplement is for informational purposes and requires no action on your part.

The following line item is added to Appendix A – Funds Available Under the Contract:

Investment Objective	Fund and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
To seek long-term capital appreciation.	LVIP Channing Small Cap Value Fund – Service Class	1.12%	N/A	N/A	N/A

Appendix B – Investment Requirements. If you have elected the Earnings Optimizer Death Benefit, you will be subject to the Investment Requirements outlined in the prospectus, The change outlined below is effective beginning October 17, 2022, and is added to the existing Investment Requirements in your prospectus. All other provisions of Investment Requirements remain unchanged.

The LVIP Channing Small Cap Value Fund is added to Group 1 – Unlimited Subaccounts.

Please retain this supplement for future reference.